                                                               EXHIBIT (g)(1)(i)

[ING FUNDS LOGO]

June 14, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING GET U.S. Core Portfolio - Series 7, ING GET U.S. Core Portfolio - Series 8, and ING GET U.S. Core Portfolio - Series 9, three newly established series of ING Variable Insurance Trust, ING Corporate Leaders Trust - Series A and ING Corporate Leaders Trust -Series B (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Mercury Fundamental Growth Portfolio to ING Mercury Large Cap Growth Portfolio, effective August 6, 2004, and ING Janus Growth and Income Portfolio to ING Legg Mason Value Portfolio, and (2) by the removal of ING Growth Opportunities Fund, ING Growth + Value Fund, ING VP Growth Opportunities Portfolio and ING VP Growth + Value Portfolio as these funds were recently merged into other funds.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                                    Sincerely,

                                                    /s/Michael J. Roland
                                                    ------------------------
                                                    Michael J. Roland
                                                    Executive Vice President and
                                                    Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. McGann
    -------------------
Name:  Edward G. McGann
Title: Vice President, Duly Authorized

337 E. Doubletree Ranch Rd.    Tel: 480-477-3000            ING Investments, LLC
Scottsdale, AZ 85258-2034      Fax: 480-477-2700
                               www.ingfunds.com

                               AMENDED EXHIBIT A

FUND                                         EFFECTIVE DATE
----                                         --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A      May 17, 2004
  ING Corporate Leaders Trust - Series B      May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                        June 9, 2003
  ING Disciplined LargeCap Fund               June 9, 2003
  ING Equity and Bond Fund                    June 9, 2003
  ING Financial Services Fund                 June 9, 2003
  ING LargeCap Growth Fund                    June 9, 2003
  ING LargeCap Value Fund                   February 1, 2004
  ING MidCap Opportunities Fund               June 9, 2003
  ING MidCap Value Fund                       June 9, 2003
  ING Principal Protection Fund               June 2, 2003
  ING Principal Protection Fund II            June 2, 2003
  ING Principal Protection Fund III           June 2, 2003
  ING Principal Protection Fund IV            June 2, 2003
  ING Principal Protection Fund V             June 2, 2003
  ING Principal Protection Fund VI            June 2, 2003
  ING Principal Protection Fund VII           May 1, 2003
  ING Principal Protection Fund VIII        October 1, 2003
  ING Principal Protection Fund IX          February 2, 2004
  ING Principal Protection Fund X             May 3, 2004
  ING Principal Protection Fund XI          August 16, 2004
  ING Real Estate Fund                        June 9, 2003
  ING SmallCap Opportunities Fund             June 9, 2003
  ING SmallCap Value Fund                     June 9, 2003
  ING Tax Efficient Equity Fund               June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund              April 7, 2003
  ING GNMA Income Fund                       April 7, 2003
  ING High Yield Bond Fund                   April 7, 2003
  ING High Yield Opportunity Fund            April 7, 2003
  ING Intermediate Bond Fund                 April 7, 2003
  ING Lexington Money Market Trust           April 7, 2003
  ING Money Market Fund                      April 7, 2003
  ING National Tax-Exempt Bond Fund          April 7, 2003

ING GET FUND
  ING GET Fund - Series E                    July 14, 2003
  ING GET Fund - Series G                    July 14, 2003

ING GET FUND (CONT.)
  ING GET Fund - Series H                                July 14, 2003
  ING GET Fund - Series I                                July 14, 2003
  ING GET Fund - Series J                                July 14, 2003
  ING GET Fund - Series K                                July 14, 2003
  ING GET Fund - Series L                                July 14, 2003
  ING GET Fund - Series M                                July 14, 2003
  ING GET Fund - Series N                                July 14, 2003
  ING GET Fund - Series P                                July 14, 2003
  ING GET Fund - Series Q                                July 14, 2003
  ING GET Fund - Series R                                July 14, 2003
  ING GET Fund - Series S                                July 14, 2003
  ING GET Fund - Series T                                July 14, 2003
  ING GET Fund - Series U                                July 14, 2003
  ING GET Fund - Series V                               March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                       June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                  January 6, 2003
  ING AIM Mid Cap Growth Portfolio                      January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                 January 6, 2003
  ING American Funds Growth Portfolio                  September 2, 2003
  ING American Funds Growth-Income Portfolio           September 2, 2003
  ING American Funds International Portfolio           September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio        January 13, 2003
  ING Capital Guardian Managed Global Portfolio         January 13, 2003
  ING Capital Guardian Small Cap Portfolio              January 13, 2003
  ING Developing World Portfolio                        January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio        January 6, 2003
  ING Evergreen Health Sciences Portfolio                 May 3, 2004
  ING Evergreen Omega Portfolio                           May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio             January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio   January 6, 2003
  ING Hard Assets Portfolio                             January 13, 2003
  ING International Portfolio                           January 13, 2003
  ING Janus Special Equity Portfolio                    January 13, 2003
  ING Jennison Equity Opportunities Portfolio           January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio               January 13, 2003
  ING Julius Baer Foreign Portfolio                     January 13, 2003
  ING Legg Mason Value Portfolio                        January 13, 2003
  ING Lifestyle Aggressive Growth Portfolio               May 1, 2004
  ING Lifestyle Growth Portfolio                          May 1, 2004
  ING Lifestyle Moderate Growth Portfolio                 May 1, 2004
  ING Lifestyle Moderate Portfolio                        May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                   January 6, 2003
  ING Liquid Assets Portfolio                           January 6, 2003
  ING Marsico Growth Portfolio                          January 13, 2003
  ING Mercury Focus Value Portfolio                     January 6, 2003
  ING Mercury Large Cap Growth Portfolio                January 6, 2003
  ING MFS Mid Cap Growth Portfolio                      January 13, 2003
  ING MFS Research Portfolio                            January 13, 2003
  ING MFS Total Return Portfolio                        January 13, 2003
  ING PIMCO Core Bond Portfolio                         January 13, 2003
  ING PIMCO High Yield Portfolio                        November 5, 2003
  ING Salomon Brothers All Cap Portfolio                January 6, 2003
  ING Salomon Brothers Investors Portfolio              January 6, 2003
  ING Stock Index Portfolio                             November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio      January 13, 2003
  ING T. Rowe Price Equity Income Portfolio             January 13, 2003
  ING UBS U.S. Balanced Portfolio                       January 6, 2003
  ING Van Kampen Equity Growth Portfolio                January 13, 2003
  ING Van Kampen Global Franchise Portfolio             January 13, 2003
  ING Van Kampen Growth and Income Portfolio            January 13, 2003
  ING Van Kampen Real Estate Portfolio                  January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                          November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                           November 3, 2003
  ING Foreign Fund                                        July 1, 2003
  ING Global Equity Dividend Fund                       September 2, 2003
  ING Global Real Estate Fund                           November 3, 2003
  ING International Fund                                November 3, 2003
  ING International SmallCap Growth Fund                November 3, 2003
  ING Precious Metals Fund                              November 3, 2003
  ING Russia Fund                                       November 3, 2003
  ING Worldwide Growth Fund                             November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                 June 2, 2003
  ING Aeltus Money Market Fund                            June 2, 2003
  ING Balanced Fund                                       June 2, 2003
  ING Bond Fund                                           June 2, 2003
  ING Classic Principal Protection Fund I                 June 2, 2003
  ING Classic Principal Protection Fund II                June 2, 2003
  ING Classic Principal Protection Fund III               June 2, 2003
  ING Classic Principal Protection Fund IV                June 2, 2003
  ING Equity Income Fund                                  June 9, 2003

ING SERIES FUND, INC. (CONT.)
  ING Global Science and Technology Fund               June 2, 2003
  ING Government Fund                                  June 2, 2003
  ING Growth Fund                                      June 9, 2003
  ING Index Plus LargeCap Fund                         June 9, 2003
  ING Index Plus MidCap Fund                           June 9, 2003
  ING Index Plus Protection Fund                       June 2, 2003
  ING Index Plus SmallCap Fund                         June 9, 2003
  ING International Growth Fund                      November 3, 2003
  ING Small Company Fund                               June 9, 2003
  ING Strategic Allocation Balanced Fund               June 2, 2003
  ING Strategic Allocation Growth Fund                 June 2, 2003
  ING Strategic Allocation Income Fund                 June 2, 2003
  ING Value Opportunity Fund                           June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio       July 7, 2003
  ING VP Strategic Allocation Growth Portfolio         July 7, 2003
  ING VP Strategic Allocation Income Portfolio         July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                   July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1               June 13, 2003
  ING GET U.S. Core Portfolio - Series 2             September 12, 2003
  ING GET U.S. Core Portfolio - Series 3             December 12, 2003
  ING GET U.S. Core Portfolio - Series 4               March 12, 2004
  ING GET U.S. Core Portfolio - Series 5               June 11, 2004
  ING GET U.S. Core Portfolio - Series 6             September 10, 2004
  ING GET U.S. Core Portfolio - Series 7             December 10, 2004
  ING GET U.S. Core Portfolio - Series 8               March 9, 2005
  ING GET U.S. Core Portfolio - Series 9               June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1            TBD
  ING GET U.S. Opportunity Portfolio - Series 2            TBD
  ING VP Worldwide Growth Portfolio                   November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio       July 7, 2003
  ING VP Growth Portfolio                              July 7, 2003
  ING VP Index Plus LargeCap Portfolio                 July 7, 2003
  ING VP Index Plus MidCap Portfolio                   July 7, 2003
  ING VP Index Plus SmallCap Portfolio                 July 7, 2003
  ING VP International Equity Portfolio               November 3, 2003
  ING VP Small Company Portfolio                       July 7, 2003
  ING VP Value Opportunity Portfolio                   July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                        October 6, 2003
  ING VP Disciplined LargeCap Portfolio               October 6, 2003
  ING VP Financial Services Portfolio                   May 1, 2004
  ING VP High Yield Bond Portfolio                    October 6, 2003
  ING VP International Value Portfolio                November 3, 2003
  ING VP LargeCap Growth Portfolio                    October 6, 2003
  ING VP MagnaCap Portfolio                           October 6,2003
  ING VP MidCap Opportunities Portfolio               October 6, 2003
  ING VP Real Estate Portfolio                          May 1, 2004
  ING VP SmallCap Opportunities Portfolio             October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                         July 7, 2003

ING VP BOND PORTFOLIO                                   July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                    November 3, 2003

ING VP MONEY MARKET PORTFOLIO                           July 7, 2003

ING VP NATURAL RESOURCES TRUST                        October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                      October 6, 2003
  The Bond Portfolio                                  October 6, 2003
  The Money Market Portfolio                          October 6, 2003
  The Stock Portfolio                                 October 6, 2003